UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2012

SEARS HOLDINGS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-51217	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On February 24, 2012, Sears Holdings Corporation (“Company”) received a notice from the Plan Administrator for the Sears Holdings 401(k) Savings Plan, the Sears Puerto Rico Savings Plan, and the Kmart Retirement Savings Plan for Puerto Rico Employees (collectively, the “Savings Plans”) of a blackout period (the “Blackout Period”) with respect to the Savings Plans pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended. The Blackout Period is required because the Savings Plans are changing their recordkeepers from ING Institutional Plan Services, LLC to Hewitt Associates, LLC (a subsidiary of Aon Corporation). During the Blackout Period, participants in the Savings Plans will be unable to change their contribution rates, request withdrawals or distributions, request new loans, change investment selections or otherwise perform account transactions under the Savings Plans, including with respect to common stock of the Company, which is an investment option under the Savings Plans. The Blackout Period will begin at the close of the market (3:00 p.m. Central Time) on March 26, 2012 and is expected to end on April 3, 2012.

On March 1, 2012, the Company sent a notice to its directors and executive officers informing them of the Blackout Period and the restrictions on trading in the common stock of the Company (including with respect to derivatives) that apply to them during the Blackout Period. This notice was provided to directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR promulgated pursuant to the Securities Exchange Act of 1934, as amended. A copy of such notice is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

During the Blackout Period and for a period of two years after the ending date of the Blackout Period, stockholders and other interested parties may obtain, without charge, the actual beginning and ending dates of the Blackout Period by contacting the Sears Holdings Benefits Center at 1-888-88sears (1-888-887-3277) and selecting Option 2 for Financial Benefits or Robert Lyter, Director of Benefits, Sears Holdings Management Corporation, 3333 Beverly Road, Hoffman Estates, IL 60179-0001, 1-847-286-2500. The address for the Sears Holdings Benefits Center prior to April 3, 2012 is P.O. Box 56287, Jacksonville, Florida 32241-6287 and as of April 3, 2012 will be P.O. Box 1498 Lincolnshire, IL 60069-1498.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Notice to Directors and Executive Officers dated March 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOLDINGS CORPORATION

	By:	/s/ Robert A. Riecker
Robert A. Riecker Vice President, Controller and Chief Accounting Officer

Date: March 1, 2012

Exhibit Index

99.1	Notice to Directors and Executive Officers dated March 1, 2012.